$3435 -
Nov 15th Start payment

James Coulson
867-960-4718

element

Lease Agreement # 140814

Lessee:

Legal Name: TRUCOM, LLC	Fed Tax ID#:		
Legal Address: 170 S William Dillard Dr, GILBERT,AZ 85233	Phone Number: (602) 253-7705	Cell Number:	Fax Number:
Billing Address: 170 S William Dillard Dr, GILBERT, AZ 85233	E-Mail Address:		
Send Invoice to Attention of:	Vendor Name: Insight Enterprises		

Equipment Description: ☐ See attached Schedule A for additional Equipment

Quantity	Manufacturer, Model and Description	Serial Number
1	All Equipment Listed on Quote No. : 218096537 and on Schedule A attached	

Equipment Location Address:

170 S William Dillard Dr GILBERT, AZ 85233	County:

Transaction Terms/Payment Schedule:

Number of Payments: 36	Rent Amount: $3,435.00 + Applicable Taxes	Payable: Monthly	Lease Term (in months): 36	End of Lease Provision: $1.00
Advance Payment: $0.00 + Applicable Taxes	Security Deposit: $0.00	Documentation Fee: $150.00		

☐ See attached Schedule B for variable payment structure

We have written this Lease in plain language because we want you to understand its terms. Please read this Lease carefully and feel free to ask us any questions you may have. The words "you" and "your" mean the Lessee named above. The words "we", "us", and "our" refer to the Lessor named below. ONLY THE WRITTEN TERMS OF THIS LEASE (INCLUDING THOSE ON THE SECOND AND THIRD PAGES) ARE ENFORCEABLE. TERMS OR ORAL PROMISES WHICH ARE NOT CONTAINED IN THIS WRITTEN LEASE MAY NOT BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS LEASE ONLY BY ANOTHER WRITTEN AGREEMENT BETWEEN YOU AND US. YOU AGREE TO COMPLY WITH THE TERMS AND CONDITIONSOF THIS LEASE. THIS LEASE IS NOT CANCELABLE. YOU AGREE THAT THE EQUIPMENT (AS DEFINED HEREIN) WILL BE USED FOR BUSINESS PURPOSES ONLY AND NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES.

YOU CERTIFY THAT ALL THE INFORMATION GIVEN IN THIS LEASE AND YOUR APPLICATION WAS CORRECT AND COMPLETE WHEN THIS LEASE WAS SIGNED. THIS LEASE IS NOT BINDING UPON US OR EFFECTIVE UNLESS AND UNTIL WE EXECUTE THIS LEASE. THIS LEASE AND ALL SCHEDULES WILL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. ALL DISPUTES UNDER THIS LEASE SHALL BE RESOLVED IN THE FEDERAL COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA OR STATE COURTS IN MONTGOMERY COUNTY, PENNSYLVANIA.

You agree to submit the original Lease documents with any security deposit to Lessor or its assignee via overnight courier the same day of the electronic transmission of the Lease documents. Should we fail to receive these originals, you agree to be bound by the electronic copy of this agreement with appropriate signatures on the document. Lessee waives the right to challenge in court the authenticity of an electronic copy of this agreement and the electronic copy shall be considered the original and shall be the binding agreement for the purposes of any enforcement action under paragraph 14.

Lessor			Lessee		
Element Financial Corp. 655 Business Center Drive, Horsham, PA 19044			Legal Name TRUCOM, LLC		
X		Date:	X		Date:
Print Name:	Title:		Print Name: RICK EBERHARDT	Title: CEO	

BY SIGNING THIS AGREEMENT, YOU ACKNOWLEDGE AND AGREE THAT YOU HAVE READ AND UNDERSTAND THE TERMS AND CONDITIONS ON PAGES TWO AND THREE OF THIS AGREEMENT.

TERMS AND CONDITIONS

1. LEASE. Subject to the terms of this Lease, you agree to lease from us the Equipment and, if applicable, finance any delivery and installation costs and the software license fee ("Software License Fee") for any operating system or application ("Software") described above (together, the "Equipment") when we accept this Lease at our office in Pennsylvania.

2. DELIVERY AND ACCEPTANCE. Acceptance of the Equipment occurs upon delivery. When you receive the Equipment, you agree to inspect it and to verify by telephone or in writing such information as we may require. Delivery and installation costs are your responsibility. If you signed a purchase contract for the Equipment, by signing this Lease, you assign your right, but none of your obligations under it, to us. Your rights to the Software are governed by the software license agreement.

3. RENT. The Lease goes into effect and the term of the Lease begins when it is signed and accepted by us (the "Commencement Date"). The first Rent payment is due on the date we accept the Lease or any later date designated by us. If we designate the Rent payments to begin later than the Commencement Date, you will pay an interim rent payment for use of the Equipment from the period of the Commencement Date until the first Rent payment due date, calculated on the amount of the Rent payment, the number of days in the period, and a year of 360 days. Subsequent Rent payments (plus applicable taxes) will be due for successive months, whether or not you receive an invoice from us, until the balance of the Rent payments and any additional Rent payments or expenses chargeable to you under this Lease are paid in full. You will pay us any required Advance Rent, Documentation Fee or Security Deposit when you sign this Lease. Security Deposits or Advanced Rents may be commingled and do not earn interest. Provided you are not in default, we may apply your Security Deposit to the last Rent Payment or to your End of Lease Provision, or we may refund the Security Deposit to you when the Lease Term expires and the Equipment is returned in accordance with Section 16. If we collect more than one payment as Advance Rent, we may apply such Advanced Rent to the last Rent payment. You authorize us to change the Rent by not more than 15% due to changes in the Equipment configuration which may occur prior to our acceptance of this Lease. Restrictive endorsements on checks you send to us will not reduce your obligations to us. Unless a proper exemption certificate is provided, applicable sales and use taxes will be added to the Rent. For any payment which is not received by its due date, you agree to pay a late charge equal to the higher of 10% of the amount due or $25.00 (not to exceed the maximum amount

permitted by law), as reasonable collection costs. We may charge you a return check or non-sufficient funds charge of $50.00 for any payment which is returned by the bank for any reason (not to exceed the maximum amount permitted by law).

4. UNCONDITIONAL OBLIGATION. YOU AGREE THAT YOU ARE UNCONDITIONALLY OBLIGATED TO PAY ALL RENT AND ANY OTHER AMOUNTS DUE UNDER THIS LEASE FOR THE FULL LEASE TERM EVEN IF THE EQUIPMENT IS DAMAGED OR DESTROYED, IF IT IS DEFECTIVE OR YOU HAVE TEMPORARY OR PERMANENT LOSS OF ITS USE. YOU ARE NOT ENTITLED TO REDUCE OR SET-OFF AGAINST RENT OR OTHER AMOUNTS DUE UNDER THIS LEASE FOR ANY REASON WHATSOEVER.

5. DISCLAIMER OF WARRANTIES. THE EQUIPMENT IS BEING LEASED TO YOU IN AS-IS CONDITION. NO INDIVIDUAL IS AUTHORIZED TO CHANGE ANY PROVISION OF THIS LEASE. YOU AGREE THAT WE HAVE NOT MANUFACTURED THE EQUIPMENT OR LICENSED THE EQUIPMENT AND THAT YOU HAVE SELECTED THE EQUIPMENT BASED UPON YOUR OWN JUDGMENT. YOU HAVE NOT RELIED ON ANY STATEMENTS WE OR OUR EMPLOYEES HAVE MADE. WE HAVE NOT MADE AND DO NOT MAKE ANY EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE EQUIPMENT MERCHANTIBILITY, FITNESS FOR A PARTICULAR PURPOSE, SUITABILITY, DESIGN, CONDITION, DURABILITY, OPERATION, QUALITY OF MATERIALS OR WORKMANSHIP, OR COMPLIANCE WITH SPECIFICATIONS OR APPLICABLE LAW. YOU AGREE THAT WE ARE NOT LICENSING THE SOFTWARE TO YOU. You are aware of the name of the Equipment manufacturer and the Software licensor. We hereby notify you that you may have rights under your contract with the manufacturer or licensor and you may contact the manufacturer or licensor for a description of your warranty rights. Provided you are not in default under this Lease, you may enforce all warranty rights directly against the manufacturer of the Equipment or the licensor of the Software. You agree to settle any dispute you may have regarding performance of the Equipment directly with the manufacturer of the Equipment or the licensor of the Software.

6. TITLE AND SECURITY INTEREST. If the End of Lease Provision is $101.00 or less (a "Nominal Purchase Provision"), you shall have title to the Equipment immediately upon delivery and shall be deemed to be the owner of the Equipment as long as you are not in default under this Lease. In the event of a default, title to the Equipment shall revert to us free and clear of any rights and interests you may have in the Equipment. If the End of Lease Provision is other than a Nominal Purchase Provision (a "Stated Purchase Provision"), the Equipment is and shall remain our sole property during the Lease Term. Unless you are in default under this Lease, you shall have the right to peacefully possess and use the Equipment during the Lease Term. To secure all of your obligations to us under this Lease you hereby grant us a security interest in (a) the Equipment to the extent of your interests in the Equipment, (b) anything attached or added to the Equipment at any time, (c) any money or property from the sale of the Equipment, and (d) any money from an insurance claim if the Equipment is lost or damaged. You agree that the security interest will not be affected if this Lease is changed in any way. You hereby appoint us (or our agent) as your true and lawful attorney-in-fact to affix your signature to UCC financing statements prepared and filed on your behalf by us (or our agent) with the same force and effect as if you had signed such financing statements. If we request, you agree to sign financing statements in order for us to publicly record our security interest. This Lease or a copy of this Lease shall be sufficient as a financing statement and may be filed as such. This Lease may be executed in counterparts, and facsimile signatures shall suffice as originals.

7. USE, MAINTENANCE AND REPAIR. You will not move the Equipment from the Equipment Location without our advance written consent. You will give us reasonable access to the Equipment Location so that we can check the Equipment's existence, condition and proper maintenance. You will use the Equipment for the manner in which it was intended, as required by all applicable manuals and instructions and keep it eligible for any manufacturer's certification and/or standard, full-service maintenance contract. At your own cost and expense, you will keep the Equipment in good repair, condition and working order, ordinary wear and tear excepted. All replacement parts and repairs will become our property. You will not make any permanent alterations to the Equipment. You will comply with all license and copyright requirements of the Software.

8. TAXES. You agree to pay to us, when due upon our demand, all taxes, fines, and penalties relating to this Lease or the Equipment that are now or in the future assessed or levied by any state, local or other government authority. We will file all personal property, use or other tax returns (unless we notify you otherwise in writing) and you agree to pay us a fee for making such filings. We do not have to contest any taxes, fines or penalties. You will pay estimated property taxes with the Rent (s) or annually, as invoiced and all other taxes and charges, relating to the ownership, leasing, rental, sale, purchase, possession or use of the Equipment as part of the Rent or as billed by Lessor.

9. INDEMNITY. We are not responsible for any injuries, damages, penalties, claims or losses, including legal expenses, incurred by you or any other person caused by the transportation, installation, selection, purchase, lease, ownership, possession, modification, maintenance, condition, operations, use, return or disposition of the Equipment. You agree to reimburse us for and defend us against any claims for such losses, damages, penalties, claims, injuries, or expenses. This indemnity continues even after the Lease has expired for acts or omissions which occurred during the Lease Term.

10. IDENTIFICATION. You authorize us to insert or correct missing information on this Lease, including your official name, serial numbers, and any other information describing the Equipment. We will send you copies of the changes. You will attach to the Equipment any name plates or stickers we provide you.

11. LOSS OR DAMAGE. You are responsible for any loss of the Equipment from any cause at all, whether or not insured, from the time the Equipment is shipped to you until the time it is returned to us. If any item of the Equipment is lost, stolen or damaged, you will promptly notify us of such an event. Then, at our option, you will either (a) repair the Equipment so that it is in good condition and working order, eligible for any manufacturer's certification, or (b) pay us an amount equal to the Net Book Value (as defined in Section 14) of the lost, stolen or damaged item. If you have satisfied your obligations under this Section 11, we will forward to you any insurance proceeds which we receive for lost, damaged, or destroyed items. If you are in default, we will apply any insurance proceeds we receive to reduce your obligations under Section 14 of this Lease.

12. INSURANCE. During the term of the Lease, you will keep the Equipment insured, at its sole cost and expense, against all risks of a loss or damage in an amount not less than the replacement cost of the Equipment, without deductible and without co-insurance. You will also obtain and maintain for the term of the Lease, comprehensive public liability insurance and such policy shall provide us with thirty (30) days prior written notice of cancellation of termination of such policy covering both personal injury and property damage in an amount acceptable to us. We will be the sole named loss payee on the property insurance under a separate lender's loss payable clause and named as an additional insured on the public liability insurance. You will pay all premiums for such insurance and you shall deliver proof of insurance coverage that is satisfactory to us. If you do not provide such insurance, you agree that we have the right, but not the obligation, to obtain such insurance and charge you for all costs. You irrevocably appoint us as your attorney-in-fact to make claims for, receive payment of, and execute and endorse all documents, checks or drafts in payment for loss or damage under any said insurance policies. If your agent or broker does not confirm property insurance coverage on the Equipment at our request for confirmation or cancellation of existing policy, the Equipment will be insured under our policy. An insurance charge will be added to each of your invoices. The insurance charge includes premium, interest and/or finance charges on that premium, fees for tracking the insurance, and administration expenses (including a fee payable to us which may include a profit).

13. DEFAULT. You will be in default under this Lease if any of the following happens: (a) we do not receive any Rent or other payment when due, or (b) you or any of your guarantors become insolvent, are liquidated, dissolved, merged, or transfer substantially all stock or assets, or stop doing business, or assign rights or property for the benefit of creditors, or (c) a petition is filed by or against you or any of your guarantors under any bankruptcy or insolvency law, or (d) (for individuals) if you or any of your guarantors die, or have a guardian appointed, or (e) any representation you have made in this Lease shall prove to be false or misleading in any material aspect, or (f) you or any of your guarantors breach the terms and conditions of this Lease or any guaranty and do not correct the default within 10 days after we send you written notice of the default, or (g) you default on any other agreement between you and us (or our affiliates), or (h) you violate the terms of the software license agreement.

14. REMEDIES. Upon the occurrence of default, we may, in our sole discretion, do any or all of the following: (a) provide written notice to you of default, (b) as liquidated damages for loss of a bargain and not as a penalty, declare due and payable (i) any and all amounts which may be then due and payable to us under this Lease, plus (ii) the present value of all Rent payments remaining through the end of the Lease Term, plus (iii) the Stated or Nominal Purchase Provision amount, if stated, or if no fixed Stated or Nominal Purchase amount is given, our reasonable estimate of the Fair Market Value of the Equipment as of the end of the Lease Term, all discounted at 3%, but only to the extent permitted by law (collectively, the "Net Book Value"); charge you interest on all monies due us at the rate of eighteen percent (18%) per year from the date of default until paid, but in no event more than the maximum rate permitted by law. We have the right to require you to make the Equipment available to us for repossession during reasonable business hours or we may repossess the Equipment, so long as we do not breach the peace in doing so, or we may use legal process in compliance with applicable law pursuant to court order to have the Equipment repossessed. You will not make any claims against us or the Equipment for trespass, damage or any other reason. Any return or repossession will not be considered a termination or cancellation of the Lease. If the Equipment is returned or repossessed we will sell or re-rent the Equipment at terms we determine, at one or more public or private sales and apply the net proceeds (after deducting any related expenses) to your obligations. You remain liable for any deficiency. Although you agree that we have no obligation to sell the Equipment, if we do sell the Equipment, we will reduce the Net Book Value by the amounts that we receive. You will

TERMS AND CONDITIONS

immediately pay us the remaining Net Book Value. If this Lease includes a Nominal Purchase Provision and we receive more than the Net Book Value plus our costs of sale and any other expenses, we will give you the excess. You agree (a) that we only need to give you 10 days advance notice of any sale and no notice of advertising, (b) to pay all of the costs we incur to enforce our rights against you including collection costs, repossession costs and attorney's fees, and (c) that we will retain all of our rights against you even if we do not choose to enforce them at the time of your default. These remedies are cumulative, and in addition to any other remedies provided for by law, and may be exercised concurrently or separately. Any failure or delay by us to exercise any right shall not operate as a waiver of any other right or future right.

15. YOUR PROVISION AT END OF LEASE. Provided you are not in default, upon expiration of a Lease with a Nominal Purchase Provision you shall purchase the Equipment at the end of the Lease Term for such amount plus any applicable taxes and an end of Lease processing fee of $87.25 and we will release any security interest we may have in the Equipment; **YOU DO NOT HAVE THE OPTION TO RETURN THE EQUIPMENT.** If the End of Lease Provision is a Fixed Price Purchase Option ("FPPO") or Fair Market Value Purchase Option ("FMV") and provided you are not in default, you have the option to (a) purchase the Equipment for the stated FPPO amount or its FMV amount as determined in our sole judgment, or (b) subject to our approval, re-lease the Equipment for one additional 12 month term at the fair market rental value, as determined by us in our sole reasonable judgment, or (c) return the Equipment to us in accordance with Section 16. Such prior written notice shall be provided to us no later than 90 days (but no earlier than 180 days) prior to the end of the Lease Term. **IF NO DEFAULT (AS DEFINED IN SECTION 13) HAS OCCURRED AND IS CONTINUING UNDER THIS LEASE, AND IF LESSEE FAILS TO PROVIDE SUCH PRIOR WRITTEN NOTICE WITHIN THE TIME SPECIFIED ABOVE, THE LEASE TERM SHALL BE AUTOMATICALLY EXTENDED FOR A TERM OF 90 DAYS ("THE RENEWAL TERM"). THE LEASE TERM SHALL THEREAFTER BE AUTOMATICALLY AND CONTINUALLY RENEWED FOR ADDITIONAL RENEWAL TERMS BUT MAY BE TERMINATED BY THE LESSEE BY WAY OF WRITTEN NOTICE FROM THE LESSEE TO THE LESSOR (A "RENEWAL TERMINATION NOTICE").** Termination of the Renewal Term, or any subsequent renewal term, shall be effective 90 days after our receipt of your Renewal Termination Notice. If you elect to purchase the Equipment, upon payment of the agreed upon FMV or FPPO, including all sales tax and other applicable taxes, we will transfer the Equipment to you **AS IS-WHERE IS, WITHOUT ANY REPRESENTATION OR WARRANTY.**

16. RETURN OF EQUIPMENT. If (a) a default occurs, (b) you do not purchase the Equipment at the end of the Lease Term, or (c) you do not extend the Lease, you will immediately return the Equipment (including all copies of the Software), manuals and accessories to any location(s) and aboard any carrier(s) we may designate in the continental United States. The Equipment must be properly crated in its original packaging according to manufacturer's recommendations or specifications, freight prepaid and insured, maintained in accordance with Section 7, and in "Average Saleable Condition" which means that the Equipment is immediately available for use by a third party buyer, user or lessee, other than yourself, without the need for any repair or refurbishment. The Equipment must be free of markings. You will pay us for any missing or defective parts or accessories. We will charge you a processing fee of $87.25, not to exceed the maximum permitted by law as reasonable compensation for our costs in terminating the Lease. **YOU WILL CONTINUE TO PAY RENT UNTIL THE EQUIPMENT IS RECEIVED AND ACCEPTED BY US.**

17. YOUR REPRESENTATIONS. You state for our benefit that as of the date of this Lease (a) you have the lawful power and authority to enter into this Lease, (b) the individuals signing this Lease have been duly authorized to do so on your behalf, and (c) all financial information you have provided us is true and accurate and provides a good representation of your financial condition.

18. YOUR PROMISES. In addition to the other provisions of this Lease, you agree that during the term of this Lease (a) you will promptly notify us in writing if you move your principal place of business, if you change the name of your business, or if there is a change in your ownership, and (b) you will provide to us such financial information as we may reasonably request from time-to-time.

19. ASSIGNMENT. YOU WILL NOT SELL, TRANSFER, ASSIGN, PLEDGE, SUB-LEASE OR PART WITH POSSESSION OF THE EQUIPMENT, OR FILE OR PERMIT A LIEN TO BE FILED AGAINST THE EQUIPMENT. We may, without notifying you, sell, assign, or transfer this Lease and our interests in the Equipment. You agree that if we do so, the new owner (and any subsequent owners) will have the same rights and benefits that we now have, but will not have to perform any of our obligations. You agree that the rights of the new owner will not be subject to any claims, defenses, or set-offs that you may have against us. Any such assignment, sale, or transfer of this Lease or Equipment will not relieve us of any obligations we may have to you under this Lease. If you are given notice of a new owner of this Lease, you agree to respond to any requests about this Lease and, if directed by us, to pay the new owner all rents and other amounts due under this Lease.

20. COLLECTION EXPENSES. You agree that we can, but do not have to, take on your behalf any action which you fail to take as required by this Lease, and our expenses will be in addition to the Rent which you owe us.

21. MISCELLANEOUS. This Lease contains our entire agreement and supersedes any conflicting provision of any Equipment purchase order or any other agreement. **TIME IS OF THE ESSENCE IN THIS LEASE.** If a court finds any provision of this Lease to be unenforceable, the remaining terms of this Lease shall remain in effect. **THIS LEASE IS A "FINANCE LEASE" AS DEFINED IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE.** To the extent you are permitted by applicable law, you waive all rights and remedies conferred upon a lessee by Article 2A (Sections 508-522) of the Uniform Commercial Code You authorize us (or our agent) to (a) obtain credit reports, (b) make such other credit inquiries as we may deem necessary, and (c) furnish payment history information to payment reporting agencies. To the extent permitted by law, we may charge a fee to reimburse our expenses for preparing financing statements, other documentation costs, and ongoing administration costs during the term of the Lease.

22. NOTICES. All of your written notices to us must be certified mail or recognized overnight delivery service, postage prepaid, to us at our address stated in this Lease, or by electronic transmission with oral confirmation of receipt. All of our notices to you may be sent first class mail, postage prepaid, to your address stated in this Lease or by electronic transmission.

23. WAIVERS. WE AND YOU EACH AGREE TO WAIVE ALL RIGHTS TO A JURY TRIAL. ANY ACTION YOU TAKE AGAINST US FOR ANY DEFAULT, INCLUDING BREACH OF WARRANTY OR INDEMNITY, MUST BE STARTED WITHIN ONE (1) YEAR AFTER THE EVENT WHICH CAUSED IT.

CERTIFICATE OF ACCEPTANCE

Financier (Lessor/Lender): Element Financial Corp.
Obligor (Lessee/Borrower): TRUCOM, LLC
Agreement #: 140814

Equipment:

Quantity	Manufacturer, Model and Description	Serial Number
1	All Equipment Listed on Quote No. 218096537 and on Schedule A attached	

Obligor, through its authorized representative, hereby certifies to Financier that:

1. The Equipment has been duly delivered to the location where it will be used, which is the Equipment Location set forth in the above described Agreement with Obligor ("Financing Agreement").

2. All of the Equipment has been inspected and is determined to be (a) complete, (b) properly installed, (c) functioning, and (d) in good working order and in compliance with all applicable specifications.

3. The Equipment is of a size, design, capacity and manufacture acceptable to Obligor and suitable for Obligor's purposes.

4. Obligor acknowledges that the signature on this document (i) constitutes unconditional acceptance of the Equipment under and subject to the terms of the Financing Agreement, (ii) that such acceptance is not on a trial basis and (iii) hereby authorizes the commencement of the Financing Agreement and the date below reflects the date the equipment was accepted.

Obligor is not in default under the Financing Agreement and all of Obligor's statements and promises set forth in the Financing Agreement are true and correct.

A photocopy, facsimile, scanned copy or other electronic copy of this document shall be accepted as a legal binding agreement.

Accepted by:

Obligor: TRUCOM LLC

By: X ____________________
(Signature)

RICK EBERHARDT
(Name)

CEO
(Title)

Date: ____________________

element

SCHEDULE A

Financier (Lessor/Lender): Element Financial Corp.
Obligor (Lessee/Borrower): TRUCOM, LLC
Agreement #: 140814

This schedule supplements and is hereby incorporated by reference as part of the above referenced Agreement number ("Agreement") by and between above Financier ("Lessor/Lender") and Obligor ("Lessee/Borrower").

Material	Material Description	Quantity
MX80-AC	Juniper MX-series MX80 - router - rack-mountable	2
CBL-JX-PWR-US	Juniper Networks power cable	2
JUNOS	SPI JUNOS INTERNET SW US DOM LICS	2
MIC-3D-20GE-SFP-E	Juniper Networks MX Series Modular Interface Card - expansion module	2
S-MX80-ADV-R	Juniper Networks Full Scale L3 Route and L3 VPN for MX80 - License - for MX-series MX80	2
CBL-JX-PWR-US	Juniper Networks power cable	2
PWR-MX80-AC-S	Juniper Networks - power supply	2
SVC-ND-MX80	Juniper Networks J-Care Essential Services Next-Day - extended service agreement - 1 year - shipment	6
ACX1100-AC	Juniper Networks ACX Series 1100 - router - rack-mountable	7
SVC-ND-ACX1100	Juniper Care Next-Day - extended service agreement - 1 year - shipment	7

Equipment Location:
170 S William Dillard Dr , GILBERT, AZ 85233

A photocopy, facsimile, scanned or other electronic copy of this document shall be accepted as a legal binding agreement.

Accepted by:
Financier: Element Financial Corp.

By: X______________________
(Signature)

____
(Name)

____
(Title)

____
(Date)

Obligor: TRUCOM, LLC

By: X [signature]
(Signature)

RICK EBERHARDT
(Name)

CEO
(Title)

____
(Date)

element

CUSTOMER CONTACT FORM

The information provided in this form is useful for verification, billing and general account administration purposes.

Agreement #: 140814

Principal contact name: Shelly Fulton

Phone #: 480-689-4013 **Fax#:** 480-497-0200 **Cell#:** 480-233-3371

Email Address: sfulton@trucom.com

Best time to reach:

BILL TO:

Name: Trucom, LLC

Address: 170 S. William Dillard Dr., Ste. 115

City, State, Zip: Gilbert, AZ 85233

Attention: Shelly Fulton

I hereby acknowledge the information contained above is correct:

Lessee/Borrower: TRUCOM, ~~LLC~~

By: X [signature]

(Signature)

Rick Eberhardt

(Name)

CEO

(Title)

INSURANCE REQUIREMENTS

Financier (Lender/Lessor): Element Financial Corp.
Obligor (Borrower/Lessee): TRUCOM, LLC
Agreement #: 140814

Under the terms of your above referenced Agreement # ("Lease/Loan"), you are required to carry adequate insurance coverage on the financed equipment. Homeowners Policies will not cover commercial financing. If we do not receive your Certificate of Insurance, you will automatically be enrolled in our Comprehensive Equipment Insurance, an affordable coverage plan with NO DEDUCTIBLE underwritten and sold by Assurant.

Your Certificate of Insurance must show the following:

- Above referenced Agreement #
- Name of the Insurance Company and Policy Number
- Effective and Expiration Date of Coverage.
- INSURED PARTY: The Obligor listed above must be named as Insured.
- **PHYSICAL DAMAGE INSURANCE: Financier must be named Loss Payee against any loss including fire, theft and any other standard peril normally covered under a commercial policy for an amount not less than the replacement cost of the equipment.**
- **LIABILITY INSURANCE: ONLY REQUIRED FOR LEASES. Financier must be named as Additional Insured. The minimum coverage is $1,000,000 per occurrence/ $1,000,000 aggregate liability coverage.**
- **LOSS PAYEE/ ADDITIONAL INSURED:**
  - **Element Financial Corp. ("Financier") and Its Successors And/ Or Assigns (ISAOA)**
  - c/o Insurance Service Center
  - P.O. Box 979129
  - Miami, FL 33197-9129
- DESCRIPTION OF EQUIPMENT: A description of equipment covered (including serial numbers) must be listed on or attached to the Certificate of Insurance.

Please send the Certificate of Insurance to either: Fax: 1-305-964-2711 or Email: InsTrack@Assurant.com

By signing below, I acknowledge that I have made sure that my agent understands that I am financing the equipment and that if the Certificate of Insurance is not received within 60 days of the commencement of the Lease/ Loan, the Financier may purchase insurance on the Financier's own interest in the Equipment at my expense. The insurance charge will be added to my monthly Lease/Loan payment and is non-refundable.

Obligor: TRUCOM, LLC

By: ______________________
(Signature)

KICK EBERHARDT
(Name)

CEO
(Title)

____
(Date)

ECN CAPITAL

ECN Capital
655 Business Center Drive
Suite 250
Horsham, PA 19044
Ph: 267.960.4000
Fx: 267.960.4001

Remittance Section

Customer Number:	1069932
Invoice Number:	3259044
Invoice Date:	11/09/2016
Total Due:	**$4,347.76**
Invoice Due Date:	**12/01/2016**
Amount Enclosed:	$ ______

Insurance Questions?
Call the Insurance Service Center at 866.402.3644

NVOICE ENCLOSED

Address Service Requested

☐ Check here if requesting Automatic Payments *Provide information on reverse side.*

☐ Check here if your address has changed *Provide new address on reverse side.*

Make Payment to:

ECN Capital
P.O. Box 51657
Los Angeles, CA 90051-5957

3370004335 PRESORT 2255 1 MB 0.416 P1C14 <B>

TRUCOM, LLC
170 S WILLIAM DILLARD DR SUITE 115
GILBERT AZ 85233-5511

Keep lower portion for your records - Return upper portion with your payment

ECN CAPITAL

Customer Number:	1069932
Invoice Number:	3259044
Invoice Date:	11/09/2016
Total Due:	**$4,347.76**
Invoice Due Date:	**12/01/2016**

ECN Capital
P.O. Box 51657
Los Angeles, CA 90051-5957
Ph: 267.960.4000
Fx: 267.960.4001

Important Messages

Contract Number	Equipment Description	Description of Charges	Due Date	Amount Due	Sales Tax
140814	JUNIPER NETWORK POWER CABLES	Contract Payment	12/01/2016	$3,435.00	$267.94
		Interim Rent	12/01/2016	$458.00	$35.73
		Documentation Fee	12/01/2016	$150.00	$0.00
		END OF TERM Purchase Opt Sale	12/01/2016	$1.00	$0.09

Total Sales Tax:	$303.76
Total Due:	$4,347.76

Current	1-30 Days	31-60 Days	61-90 Days	Over 90 Days
$4,347.76	$0.00	$0.00	$0.00	$0.00

If you have questions....our Customer Service Department will be happy to assist you.
Please call ECN Capital 267.960.4000, or email customerservice@leaserv.com